UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2021

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Shenandoah Telecommunications Company

(Exact name of registrant as specified in its charter)

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Virginia (State or other jurisdiction of incorporation)	0-9881 (Commission File Number)	54-1162807 (IRS Employer Identification No.)

500 Shentel Way P.O. Box 459 Edinburg, VA 22824
(Address of principal executive offices) (Zip Code)

(540) 984-4141

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (No Par Value)	SHEN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 20, 2021, David L. Heimbach notified Shenandoah Telecommunications Company (the “Company”) that he is resigning as Executive Vice President and Chief Operating Officer of the Company, effective July 2, 2021, in order to become President and Chief Operating Officer of MetroNet, Inc. Mr. Heimbach will remain with the Company through July 2, 2021 to facilitate the transition of his responsibilities.

On May 25, 2021, the Company promoted Edward H. McKay to the position of Executive Vice President and Chief Operating Officer of the Company, effective upon Mr. Heimbach’s departure. Mr. McKay, age 48, has served as the Company’s Senior Vice President, Engineering & Operations since 2019. He previously held the position of Senior Vice President Wireline and Engineering since 2015. Mr. McKay joined the Company in 2004 and began his telecommunications industry career in 1996, including previous engineering management positions at GTE, UUNET, MCI and Verizon.

Effective upon his promotion, Mr. McKay’s base salary will be increased to $375,000, his target bonus under the Company’s annual cash bonus plan will be increased to 70% of his base salary, and his target awards under the Company’s annual equity award program will be increased to no less than 100% of his base salary. Mr. McKay will also continue to be entitled to participate in the Company’s medical, dental, 401(k) and other standard benefit plans, which are generally available to Company employees.

There is no family relationship between Mr. McKay and any director or other executive officer of the Company. No arrangement or understanding exists between Mr. McKay and any other person pursuant to which he was selected as an officer of the Company. Additionally, there are no related person transactions in which Mr. McKay has an interest requiring disclosure pursuant to Item 404(a) of Regulation S-K promulgated under the Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHENANDOAH TELECOMMUNICATIONS COMPANY

Dated: May 25, 2021	/s/ Raymond B. Ostroski
Raymond B. Ostroski
Vice President - Legal and General Counsel